EXHIBIT 10.3


    LETTER AGREEMENT REGARDING RECEIVABLES PURCHASE AGREEMENT

          THIS LETTER AGREEMENT, dated as of April 15, 2003 (as amended, restated or otherwise modified from time to time, the "Letter Agreement") refers to the RECEIVABLES PURCHASE AGREEMENT, dated as of December 11, 1998 (as amended, amended and restated or otherwise modified from time to time, the "Agreement"), between and among CROMPTON CORPORATION (as successor by merger to Crompton & Knowles Corporation), as the Initial Collection Agent, CROMPTON MANUFACTURING COMPANY, INC. (f/k/a Uniroyal Chemical
Company, Inc. ("Crompton Manufacturing")), UNIROYAL CHEMICAL EXPORT LTD. ("Export"), DAVIS STANDARD CORPORATION, PARATEC ELASTOMERS LLC ("Paratec"), CROMPTON CORPORATION, CROMPTON & KNOWLES COLORS, INCORPORATED ("Colors") and CROMPTON SALES COMPANY, INC. ("Sales") (each a "Seller" and collectively, the "Sellers"), CROMPTON & KNOWLES RECEIVABLES CORPORATION, a Delaware corporation ("Buyer"), CROMPTON EUROPE B.V., a private company with limited liability incorporated under the laws of The Netherlands ("Crompton Europe"), CROMPTON B.V., a private company with limited liability incorporated under the laws of The Netherlands ("Crompton B.V.") and ABN AMRO BANK N.V. (the "Agent").

                      W I T N E S S E T H:

          WHEREAS, certain of the Sellers listed on the signature pages hereto and the Buyer have previously entered into and are currently party to the Agreement pursuant to which the Sellers agreed to sell to Buyer, and Buyer agreed to buy from each of the Sellers, all of the Receivables and Related Assets generated by each such Seller, except for Crompton Europe and Crompton B.V., from which Buyer agreed to buy such Receivables and Related Assets on April 15, 2003;

          WHEREAS, pursuant to the Agreement, Buyer has transferred to ABN AMRO Bank N.V. as agent for Amsterdam Funding Corporation (as assignee of Windmill Funding Corporation) and the Committed Purchasers all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

          WHEREAS, Crompton Europe and Crompton B.V. each wish to sell, transfer and assign Receivables and Related Purchased Assets on April 15, 2003 to Buyer as though each were a Seller under the Agreement and Buyer wishes to purchase Receivables and Related Purchased Assets from Crompton Europe and Crompton B.V. as though each were a Seller under the Agreement, all effective as of April 15, 2003;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Letter Agreement shall have the meanings assigned in the Agreement.

     SECTION 2.     Adoption of Agreement.

     (a) Each of the parties hereto agrees that, effective as of April 15, 2003 (the "Effective Date"), Crompton Europe and Crompton B.V. each agrees to sell, transfer, assign, set over and otherwise convey to Buyer, and Buyer agrees to purchase from Crompton Europe and Crompton B.V., on April 15, 2003, Receivables and other Related Purchased Assets originated by Crompton Europe and Crompton B.V. that exist on such date on the terms and conditions set forth in the Agreement, a copy of which is attached as Exhibit A hereto.

      (b) From and after the Effective Date, each of the parties hereto shall consider the term "Seller" to include each of Crompton Europe and Crompton B.V. In addition, from and after the Effective Date, each of Crompton Europe and Crompton B.V. hereby agrees to be bound by all of the terms and conditions applicable to a Seller contained in the Agreement and the other Transaction Documents. In connection with the execution of this Letter Agreement, Crompton Europe, Crompton B.V. and the Buyer agree to deliver each of the documents set forth in Section 4.1 of the Agreement, to the extent that such documents are applicable.

       (c) In connection with the execution and delivery of this Letter Agreement, each of Crompton Europe and Crompton B.V. hereby makes, with respect to itself, the representations and warranties set forth in Section 5.1 of the Agreement. Each of Crompton
Europe and Crompton B.V. is, and at all times since its incorporation, incorporated under the laws of The Netherlands.
The registered office of Crompton Europe is located at Ankerweg, 18, 1041AT Amsterdam, The Netherlands. The registered office of Crompton B.V. is located at Spaarndamseweg, 466, P.O. Box 577, 2003RN Haarlem, The Netherlands. Each of Crompton Europe and Crompton B.V. has not been located anywhere else since its incorporation. Each of Crompton Europe and Crompton B.V. has no trade names and has not conducted business under any other name since its incorporation.

     SECTION 3. Execution in Counterparts, Effectiveness. This Letter Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

    SECTION 4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE
WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.
                       [Signatures Follow]

     IN  WITNESS  WHEREOF,  the  Initial  Collection  Agent,  the
Sellers that, as of the date hereof, may sell Receivables and Related Purchased Assets to Buyer, Buyer, Crompton Europe, Crompton B.V., and the Agent have caused this Letter Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         CROMPTON CORPORATION (successor-in-
                         interest to CK Witco),
                         as Initial Collection Agent and as
                         Seller

                         By:
                         Title:

                         Address:  One American Lane
                             Greenwich, Connecticut 06831-2559

                         DAVIS STANDARD CORPORATION, as Seller

                         By:
                         Title:

                         Address:  1 Extrusion Drive
                                   Pawcatuck, Connecticut 06379

                         CROMPTON SALES COMPANY, INC., as Seller

                         By:
                         Title:

                         Address:  One American Lane
                          Greenwich, Connecticut 06831-2559


                         CROMPTON EUROPE B.V., as Seller

                         By:
                         Title:



                         By:
                         Title:

                         Address:  Ankerweg, 18
                                   1041AT Amsterdam,
                                   The Netherlands


                         CROMPTON B.V., as Seller

                         By:
                         Title:

                         Address:  Spaarndamseweg, 466
                                   P.O. Box 577
                                   2003RN Haarlem,
                                   The Netherlands



                         CROMPTON & KNOWLES RECEIVABLES
                         CORPORATION, as the Buyer

                         By:
                         Title:

                         Address:  Benson Road
                                   Middlebury, Connecticut 06749

                         ABN AMRO BANK N.V., as Agent

                         By:
                         Title:

                         By:
                         Title:

                         Address:  Structured Finance, Asset
                                   Securitization
                                   135 South LaSalle Street
                                   Chicago, Illinois 6-674-9135
                                   Attention: Administrator-
                                   Amsterdam
                                   Telephone:(312) 904-6263
                                   Telecopy: (312) 904-6376



                            EXHIBIT A

                 RECEIVABLES PURCHASE AGREEMENT